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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): APRIL 17, 1998



                           CROSS TIMBERS OIL COMPANY
            (Exact name of registrant as specified in its charter)



          DELAWARE                   1-10662                      75-2347769
(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)



      810 HOUSTON STREET, SUITE 2000, FORT WORTH, TEXAS            76102
         (Address of principal executive offices)                (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

     On April 17, 1998, Cross Timbers Oil Company issued news release number 98-08 (Exhibit 99.1) announcing results for the quarter ended March 31, 1998.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit Number
               and Description                                             Page
               ---------------                                             ----

               99.1 Cross Timbers Oil Company News Release Number 98-08 dated April 17, 1998.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CROSS TIMBERS OIL COMPANY


Date: April 17, 1998                By: BENNIE G. KNIFFEN
                                        ----------------------------------------
                                        Bennie G. Kniffen
                                        Senior Vice President and Controller


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